Reorganization into Ring Energy Inc. (Details) (USD $)	Jun. 28, 2012	Feb. 06, 2012
Organization and Nature of Operations
Stanford shareholders exchanged their shares of Stanford common stock for shares of Ring common stock	1,376
Number of shares of Ring common stock issued in exchange	3,440,000
Ring assumed and adopted Stanford's equity compensation plan and its outstanding options to purchase shares of Stanford common stock	450
Number of shares of Ring common stock which represented the right to purchase	1,125,000
Per share value of Ring common stock which represented the right to purchase	$ 2
Number of shares outstanding on the date the terms of the exchange agreement were agreed to and announced		5,786,884
Number of sharesStanford shareholders held in the total		793,317